UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.

                                 FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of Earliest event reported):  June 30, 2006

                         EPOCH HOLDING CORPORATION
            ____________________________________________________
           (Exact name of registrant as specified in its charter)


Delaware                              1-9728              20-1938886
____________________________  ________________________  __________________
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)

640 Fifth Avenue, 18th Floor, New York, NY                    10019
___________________________________________                 ________
Address of principal executive offices                      Zip Code

Registrant's telephone number, including area code:  212-303-7200

                                    N/A
        ____________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Epoch Investment Partners, Inc., the operating subsidiary of Epoch Holding Corporation ("Epoch" or the "Company"), has been selected as an advisor for the Northrop Grumman Pension Master Trust (the "Trust"). Epoch is one of several advisors of the Trust and, effective June 30, 2006, is responsible for approximately $400 million of the assets in the Trust.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EPOCH HOLDING CORPORATION

                                        /s/ Adam Borak
                                        _______________________________
                                        Name:   Adam Borak
                                        Title:  Chief Financial Officer

Date:  July 6, 2006